Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 1 TO
CONTRIBUTION AGREEMENT

THIS AMENDMENT NO. 1 TO CONTRIBUTION AGREEMENT (“Amendment”) is made as of the 20th day of December, 2007, between The Lexington Master Limited Partnership, a Delaware limited partnership (“LMLP”), and Net Lease Strategic Assets Fund L.P., a Delaware limited partnership (the “Partnership”).

RECITALS

A.            LMLP and the Partnership have previously entered into a certain Contribution Agreement, dated as of August 10, 2007 (the “Agreement”), having as the subject matter the contribution of property or properties and direct or indirect interests in owners of property or properties as set forth on Schedule 1 of the Agreement.

B.            Except as expressly provided herein, all capitalized terms shall have the same meanings as set forth in the Agreement.

B.            LMLP and the Partnership desire to modify and amend the Agreement pursuant to Section 6.3 of the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained in the Agreement and this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.1 Section 1.  From and after January 1, 2008, the definition of “Tenant Estoppels” set forth in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Tenant Estoppels”  means estoppel certificates dated within 30 days of a Closing with respect to the Property to which it relates from tenants of a Property or Properties, substantially in the form of Exhibit B attached hereto or in such other form as may be attached to the applicable Lease.

1.2 Section 2.  Section 2 of the Agreement is hereby amended by adding Section 2.16 as follows:

2.16  With respect to the Tenant Estoppels identified on Schedule 2.16 attached hereto that were executed before the date hereof (the “Existing Tenant Estoppels”): (i) all payments of rent required to be paid by the Tenant under each Lease as of December 1, 2007 has been paid, (ii) as of December 14, 2007, the information contained in each of the Existing Tenant Estoppels is true, correct and complete in all material respects and (iii) to LMLP’s knowledge, at the date hereof the information contained in each of the Existing Tenant Estoppels is true, correct and complete in all material respects.  Notwithstanding anything herein or in the Partnership Agreement to the contrary, this Section 2.16 shall become null and void with respect to a Lease and a Tenant Estoppel when a Tenant Estoppel dated after the date hereof covering the applicable items in (i), (ii) and (iii) of the immediately preceding sentence is delivered by LMLP to the Partnership and Inland; provided, however, that this Section 2.16 will only become null and void with respect to a Lease if each such Tenant Estoppel dated after the date hereof is in the same form and substance and containing substantially the same information (or contains changes having no more than a de minimis effect) as its corresponding Existing Tenant Estoppel except to the extent that any such changes have been disclosed to Inland and the Partnership in writing prior to the date hereof.

1.3   Schedule 1.  Schedule 1 is hereby amended by deleting it in its entirety and replacing it with Schedule 1 hereto.

1.4   Schedule 2.  Schedule 2 is hereby amended by deleting it in its entirety and replacing it with Schedule 2 hereto.

1.5   Schedule 2.5.  Schedule 2.5 is hereby amended by deleting it in its entirety and replacing it with Schedule 2.5 hereto.

1.6   Schedule 2.8.  Schedule 2.8 is hereby amended by deleting it in its entirety and replacing it with Schedule 2.8 hereto.

1.7   Schedule 4.2.  Schedule 4.2 is hereby amended by deleting it in its entirety and replacing it with Schedule 4.2 hereto.

1.8   No Further Amendment.  Except as expressly provided for in this Amendment, the Agreement is in full force and effect and in accordance with its terms and is not further amended.

1.9   Counterparts.  This Amendment may be executed in multiple counterparts and by facsimile signatures, each of which shall be deemed to be an original, but all of which together, when fully executed shall constitute the same Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf as of the date first above written.

THE LEXINGTON MASTER LIMITED
PARTNERSHIP, a Delaware limited Partnership

By: Lex GP-1 Trust, a Delaware statutory trust, its
general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

NET LEASE STRATEGIC ASSETS FUND L.P., a
Delaware limited partnership

By:          LMLP GP, a Delaware limited
partnership, its general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

The undersigned LMLP Sale Affiliates, severally and solely with respect to the Sold Asset or Sold Assets set forth opposite their respective name on Schedule 1 hereto, agree to sell such Sold Asset or Sold Asset subject to and in accordance with the terms and conditions of the Agreement and this Amendment:

Lex-Property Holdings LLC
By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Newkirk Sablemart L.P.

By: Newkirk Sablemart GP LLC

By: Lex-Property Holdings LLC

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Chader Associates LLC

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Newkirk MLP Unit LLC

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Triple Net Investment Company LLC

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington Tennessee Holdings L.P.

By: Lex GP-1 Trust, its general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington Realty Trust

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

LSAC Operating Partnership L.P.

By: LSAC General Partner LLC

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington Acquiport Company II, LLC

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

SCHEDULE 1

Property
Primary Tenant	Address	Net Prorations and Adjustments (See Attached)	Contribution Value	Loans	Contributed Asset	LMLP Contribution Affiliate	Owner	GP Entity	Property Interest
American Electric Power	420 Riverport Road, Kingport, Tennessee			--	100% interest in Newkirk Elport GP LLC 99% limited partnership interest in Newkirk Elport L.P.	LMLP LMLP	Newkirk Elport L.P.	Newkirk Elport GP LLC	Fee interest
Entergy Services, Inc.	5201 W. Barraque Street, Pine Bluff, Arkansas			--	100% interest in Newkirk Bluff GP LLC 99% limited partnership interest in Newkirk Bluff L.P.	Lex-Property Holdings LLC LMLP	Newkirk Bluff L.P.	Newkirk Bluff GP LLC	Fee interest
Lithia Motors	101 Creger, Fort Collins, Colorado			--	Fee title to Property	Newkirk Sablemart L.P.	Newkirk Sablemart L.P.	N/A	Fee interest
Raytheon Company	1200 Jupiter Road, Garland, Texas			--	1% general partner interest 60% limited partnership interest in Eastgar Associates Limited Partnership	Chader Associates LLC Newkirk MLP Unit LLC	Eastgar Associates Limited Partnership(1)	N/A	Fee interest
United Technologies Corp.	120 S.E. Parkway Drive, Franklin, Tennessee			--	100% interest in Newkirk Syrcar GP LLC 99% limited partnership interest in	Lex-Property Holdings LLC LMLP	Newkirk Syrcar L.P.	Newkirk Syrcar GP LLC	Ground lease

			Newkirk Syrcar L.P.
Wachovia Bank, N.A.	265 Lehigh Street, Allentown, Pennsylvania	--	100% interest in Newkirk Croydon GP LLC 99% limited partnership interest in Newkirk Croydon L.P.	Lex-Property Holdings LLC LMLP	Newkirk Croydon L.P.	Newkirk Croydon GP LLC	Fee interest
EDS Information Services, LLC (Electronic Data Systems Corporation)	3600 Army Post Road, Des Moines, Iowa	$22,761,297.00	100% membership interest in Lexington TNI Des Moines Manager LLC and 100% limited partnership interest in Lexington TNI Des Moines L.P.	LMLP	Lexington TNI Des Moines L.P.	Lexington TNI Des Moines Manager LLC	Fee interest
Advance PCS, Inc.	2401 Cherahala Boulevard, Knoxville, Tennessee	$5,054,329.68	100% membership interest in Lexington Knoxville Manager LLC	LMLP	Lexington Knoxville LLC	Lexington Knoxville Manager LLC	Fee interest
Kelsey Hayes Company (TRW Automotive)	1200 & 12025 Tech Center Drive, Livonia, Michigan	$10,520,436.70	100% interest in Lexington Livonia L.L.C.	LMLP	Lexington Livonia L.L.C.	LMLP	Fee interest
Owens Corning	590 Ecology Lane, Chester, South Carolina	$13,197,624.67	100% interest in Lexington Chester Manager, LLC and 100% interest in Lexington Chester Industrial LLC	LMLP	Lexington Chester Industrial LLC	Lexington Chester Manager LLC	Fee interest
TI Group Automotive	359 Gateway Drive,	$9,781,993.46	100% membership	LMLP	Lexington	Lexington Livonia TI	Leasehold

Systems, LLC (TI Automotive LTD)	Livonia, Georgia		interest in Lexington Livonia TI Manager LLC and 100% limited partnership interest in Lexington Livonia TI L.P.		Livonia TI L.P.	Manager LLC	interest
Unisource Worldwide, Inc.	109 Stevens Street, Jacksonville, Florida	--	Fee interest	LMLP	NLSAF Jacksonville L.P.	NLSAF Jacksonville GP LLC	Fee interest
Voicestream PCS II (T- Mobile USA, Inc.)	3265 East Goldstone Drive, Meridian, Idaho	$10,079,315.38	100% membership interest in Acquiport Meridian Manager LLC	LMLP	Acquiport Meridian LLC	Acquiport Meridian Manager LLC	Fee interest
Voicestream PCS II (T- Mobile USA, Inc.)	3711 San Gabrial, Mission, Texas	$6,282,487.42	100% membership interest in Lexington Mission Manager LLC and 99.5% limited partnership interest in Lexington Mission L.P.	LMLP	Lexington Mission L.P.	Lexington Mission Manager LLC	Fee interest

(1)            LMLP indirectly holds the sole general partner interest and a 60% limited partnership interest in Eastgar Associates Limited Partnership.

SCHEDULE 2

Amended and Restated Sublease Agreement, dated January 15, 1985, between Newkirk Syrcar L.P. (as successor to Stemp Leasing Corp.) and Essex Group, Inc.,. as amended and assigned

Agreement of Sublease, dated as of October 1, 2004, between Lexington Livonia TI L.P. (as successor to TC Hart County, LLC by assignment) and TI Group Automotive Systems, LLC, as amended and assigned

Lease Agreement, dated as of December 15, 2003, between Acquiport Meridian LLC (as successor to HP Boise, LLC by assignment) and Voicestream PCS Holding, LLC, as amended and assigned

Lease Agreement, dated as of June 2, 2003, between Lexington Mission L.P. (as successor to CentraTek L.P. by assignment) and T-Mobile West Corporation, as amended and assigned

SCHEDULE 2.5

ORGANIZATIONAL CHART

[omitted from the filing]

SCHEDULE 2.8

RENT ROLL

[omitted from the filing]

SCHEDULE 2.16

TENANT ESTOPPELS

T-Mobile-Meridian
TI Automotive
American Electric
Entergy-Pine Bluff
Lithia Motors
Wachovia
EDS
T-Mobile-Mission
Owens Corning-Chester
Unisource
TRW/Kelsey Hayes
AdvancePCS
Raytheon
United Tech-Franklin

SCHEDULE 4.2

PERMITTED EXCEPTIONS

[omitted from the filing]